Impairment of Non-current Assets	12 Months Ended
Jun. 30, 2024
Text block 1 [Abstract]
Impairment of non-current assets
13 Impairment of
non-current
assets

		2024
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment	Total
		US$M	US$M	US$M	US$M
Western Australia Nickel	Group and unallocated	3,744	56	–	3,800

Other	Various	89	1	–	90

Total impairment of non-current assets		3,833	57	–	3,890

Reversal of impairment		–	–	–	–

Net impairment of non-current assets		3,833	57	–	3,890

		2023
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment	Total
		US$M	US$M	US$M	US$M
Other	Various	73	2	–	75

Total impairment of non-current assets		73	2	–	75

Reversal of impairment		–	–	–	–

Net impairment of non-current assets		73	2	–	75

Recognition and measurement
Impairment tests for all
non-financial
assets (excluding goodwill) are performed when there is an indication of impairment. Goodwill is tested for impairment at least annually. Where the asset does not generate cash flows that are independent from other assets, the Group estimates the recoverable amount of the cash generating unit (CGU) to which the asset belongs, being the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. If the carrying amount of the asset or CGU exceeds its recoverable amount, the asset or CGU is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.
Previously impaired assets (excluding goodwill as impairment losses are not reversed in subsequent periods) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or CGU. Such reversal is recognised in the income statement. There were no reversals of impairment in the current or prior year.
How recoverable amount is calculated
The recoverable amount is the higher of an asset’s or CGU’s fair value less cost of disposal (FVLCD) and its value in use (VIU).
Fair value less cost of disposal
FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax
cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax
market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value. FVLCD are based primarily on Level 3 inputs as defined in note 24 ‘Financial risk management’ unless otherwise noted.
Value in use
VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal or closure. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.

Impairment of
non-current
assets (excluding goodwill)
Impairment of
non-current
assets relating to the year ended 30 June 2024 are detailed below.
Western Australia Nickel
At 30 June 2024, the Group determined that the overall recoverable amount of the Western Australia Nickel CGU to be approximately negative US$600 million including closure provisions. Considering the recoverable amount of individual assets within the CGU, this resulted in an aggregate impairment to property, plant and equipment of US$3,744 million and intangible assets of US$56 million in FY2024. The impairment is driven by oversupply in the global nickel market that has seen a sharp decline in forward nickel prices in the short to medium term, escalation in capital costs for Western Australia Nickel, and changes to development plans including the Group’s decision, announced on 11 July 2024, to temporarily suspend Nickel West operations and the West Musgrave project at Western Australia Nickel. The Western Australia Nickel CGU is part of the ‘Group and unallocated items’ reportable segment.
The post-impairment carrying value of Western Australia Nickel property, plant and equipment is not material.
Recoverable amount used for the impairment assessment was determined using a fair value less costs of disposal methodology, applying discounted cash flow techniques utilising a post-tax
real discount rate of 7.5 per cent. The valuation is most sensitive to changes in the long-term nickel price outlook and foreign exchange assumptions.
There were no material impairments of
non-current
assets for the year ended 30 June 2023.
Impairment test for goodwill
The carrying amount of goodwill has been allocated to the CGUs, or groups of CGUs, as follows:

Cash generating unit	2024	2023
	US$M	US$M
Olympic Dam	–	1,010
OZ Minerals Limited provisional goodwill	–	192
Copper SA	1,154	–
Other	187	187

Total goodwill	1,341	1,389

For the purpose of impairment testing, goodwill has been allocated to CGUs or groups of CGUs, that are expected to benefit from the synergies of previous business combinations, which represent the level at which management will monitor and manage goodwill.
In previous reporting periods the Olympic Dam goodwill has been tested for impairment as part of the Olympic Dam CGU. In the current reporting period, and moving forward, the Olympic Dam goodwill has been tested for impairment at the Copper SA level, which comprises Olympic Dam, Carrapateena and Prominent Hill.
On 2 May 2023, the Group acquired OZ Minerals Limited (OZL) (refer to note 29 ‘Business combination’ for details). In 2024 following the acquisition of OZL, the Group reorganised its reporting structure and established Copper SA, which comprises the Olympic Dam CGU as well as the acquired Carrapateena and Prominent Hill CGUs. On completion of the OZL business combination accounting, the OZL goodwill of US$194 million was allocated as follows:

•	US$144 million to the Copper SA group of CGUs; and

•	US$50 million to Western Australia Nickel CGU, which was written off at 31 December 2023 as part of the impairment of Western Australia Nickel assets.
From FY2024, the Olympic Dam goodwill is tested for impairment as part of the Copper SA group of CGUs as this represents the level at which the Group now monitors and manages the goodwill.
Goodwill held by other CGUs is US$187 million (2023: US$187 million). This represents less than one per cent of net assets at 30 June 2024 (2023: less than one per cent). There was no impairment of other goodwill in the year to 30 June 2024 (2023: US$ nil).

Copper SA goodwill
Impairment test conclusion	The Group performed an impairment test of the Copper SA Group of CGUs, including goodwill, as at 30 June 2024 and an impairment charge was not required.

How did the goodwill arise?	Goodwill of US$1,010 million and US$144 million in relation to the acquisitions of WMC Resources Ltd (2005) and OZ Minerals Ltd (2023), respectively.

Segment	Copper SA is part of the Copper reportable segment.

How were the valuations calculated?	FVLCD methodology using DCF techniques has been applied in determining the recoverable amount of Copper SA.

Significant assumptions and sensitivities
The valuation of Copper SA exceeded its carrying amount by approximately US$8.4 billion and is most sensitive to changes in copper commodity price, production volumes, operating costs and discount rates.

It is considered that there are no reasonably possible changes in these key assumptions that would, in isolation, result in the estimated recoverable amount being equal to the carrying amount. The valuation applied a post-tax real discount rate of 7.0 per cent.

Key judgements and estimates that have been applied in the FVLCD valuation are disclosed further below.

Key judgements and estimates
Judgements:
Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.
Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks including those related to climate change and the transition to a low-carbon
economy.
Climate change
The Group’s impairment assessments may be impacted by climate change and the transition to a low-carbon
economy. Further detail is provided in note 16 ‘Climate change’.
Estimates:
The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.
When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax
cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, taxes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in reserves. Reserves and resources are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.
When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.
All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of an asset or CGU at each reporting date. With the exception of the Western Australia Nickel CGU impairment mentioned above, no indicators of impairment, or impairment reversal, were identified across the Group’s remaining CGUs at 30 June 2024.
The significant estimates impacting the Group’s recoverable amount determinations are:
Commodity prices
Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers to reflect the location, nature and quality of the Group’s production, or to take into account contracted prices.
Future production volumes
Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves and resources that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.
Cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes)
Cash outflows are based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. Tax assumptions reflect existing and substantively enacted tax and royalty regimes and rates applicable in the jurisdiction of the CGU. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.
Discount rates
The Group uses real
post-tax
discount rates applied to real
post-tax
cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.